Unaudited Pro Forma Financial Statements of
                             SOFTQUAD SOFTWARE, LTD.
                                December 31, 1999
                                (IN U.S. DOLLARS)

      BASIS OF PRESENTATION

       The unaudited pro forma financial statements of the Company give effect to the following series of transactions as if they had occurred on the close of business on December 31, 1999.

       On January 17, 2000, the securityholders of SoftQuad Software Inc ("SoftQuad Canada") entered into agreements with a company that had been formed to facilitate certain financing of SoftQuad Canada ("FinanceCo") for FinanceCo to acquire all of the outstanding securities of SoftQuad Canada through FinanceCo's subsidiary, SoftQuad Acquisition Corp. Although the acquisition was not formally completed until April 5, 2000, it has been deemed effective for financial accounting purposes as of January 17, 2000, the date on which it became irrevocable by the SoftQuad Canada securityholders. On March 2, 2000, FinanceCo merged with and into The American Sports Machine, Inc. Upon consummation of the merger, the former securityholders of SoftQuad Canada and the former securityholders of FinanceCo owned approximately 91% of the common stock of the Company and, accordingly, the merger was accounted for as a reverse takeover transaction.

       Under the principles of reverse takeover accounting, the financial statements of the Company, the legal parent, are presented as a continuation of the financial position and results from operations of SoftQuad Canada, the legal subsidiary.

       Application of reverse takeover accounting results in the following:

          (i) The financial statements of the combined entity are issued under the name of the legal parent SoftQuad Software, Ltd. but are considered a continuation of the financial statements of the legal subsidiary, SoftQuad Canada;

          (ii) As SoftQuad  Canada is deemed to be the acquirer  for  accounting
               purposes,   its  assets  and  liabilities  are  included  in  the
               financial statements at their historical carrying values; and

          (iii)Control of the net assets and operations of the Company is deemed to be acquired by SoftQuad Canada effective January 17, 2000. For purposes of this transaction, the deemed consideration is the $1,081 ascribed to the net assets of the Company immediately prior to the business combination.

       These unaudited pro forma financial statements should be read in conjunction with the audited consolidated financial statements of The American Sports Machine, Inc. for the year ended September 30, 1999 and the unaudited interim financial statements for the three-month period ended December 31, 1999 and the audited consolidated financial statements of SoftQuad Canada for the year ended September 30, 1999 and the unaudited consolidated financial statements for the three-month period ended December 31, 1999 and the notes thereto.

       The unaudited pro forma financial statements may not necessarily be indicative of the results of operations and financial position which would have been achieved if the transactions had occurred on the dates noted above.


SOFTQUAD SOFTWARE, LTD.
PRO FORMA BALANCE SHEET
DECEMBER 31, 1999
(IN U.S. DOLLARS)
(UNAUDITED)

----------------------------------------------------------------------------------------------------------------------

                                                         The
                                                       American          SoftQuad
                                                        Sports           Software       Pro Forma
                                                    Machine, Inc.          Inc.        Adjustments        Pro Forma
                                                    -------------          ----        -----------        ---------
ASSETS

CURRENT
   Cash                                               $    1,081      $   2,969,280  $                 $   2,970,361
   Accounts receivable                                     -                647,102            -             647,102
   Inventory                                               -                 57,365            -              57,365
   Prepaid expenses and deposits                           -                 61,447            -              61,447
----------------------------------------------------------------------------------------------------------------------
                                                           1,081          3,735,194                        3,736,275

DEFERRED FINANCING COSTS                                   -                 37,681            -              37,681

CAPITAL ASSETS                                             -                234,029            -             234,029

GOODWILL                                                   -                 36,174            -              36,174
----------------------------------------------------------------------------------------------------------------------
                                                      $    1,081      $   4,043,078  $         -       $   4,044,159
----------------------------------------------------------------------------------------------------------------------

LIABILITIES

CURRENT
   Accounts payable and accrued liabilities           $    -          $     977,000  $         -       $     977,000
   Deferred revenue                                        -                 33,410            -              33,410
   Current portion of notes payable                        -                756,254                          756,254
----------------------------------------------------------------------------------------------------------------------
                                                           -              1,766,664                        1,766,664

NOTES PAYABLE                                              -              2,629,933            -           2,629,933
----------------------------------------------------------------------------------------------------------------------
                                                           -              4,396,597            -           4,396,597
----------------------------------------------------------------------------------------------------------------------

CAPITAL DEFICIENCY

SHARE CAPITAL                                                140          3,336,185            -           3,336,325

ADDITIONAL PAID-IN CAPITAL                                45,860              -              (44,919)            941

ACCUMULATED OTHER
   COMPREHENSIVE INCOME                                    -                 19,233            -              19,233

DEFICIT                                                  (44,919)        (3,708,937)          44,919      (3,708,937)
----------------------------------------------------------------------------------------------------------------------
                                                           1,081           (353,519)           -            (352,438)
----------------------------------------------------------------------------------------------------------------------
                                                      $    1,081      $   4,043,078  $    (2,629,933)  $   4,044,159
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
SOFTQUAD SOFTWARE, LTD.
PRO FORMA STATEMENT OF OPERATIONS
THREE-MONTH PERIOD ENDED DECEMBER 31, 1999
(IN U.S. DOLLARS)
(UNAUDITED)

----------------------------------------------------------------------------------------------------------------------

                                                                       The
                                                                    American            SoftQuad
                                                                     Sports             Software
                                                                 Machine, Inc.            Inc.           Pro Forma
                                                                 -------------            ----           ---------

REVENUE
   Licenses                                                      $       -          $       846,086  $       846,086
   Services                                                              -                   14,185           14,185
----------------------------------------------------------------------------------------------------------------------
                                                                         -                  860,271          860,271
----------------------------------------------------------------------------------------------------------------------

COST OF REVENUE
   Licenses                                                              -                  105,880          105,880
   Services                                                              -                   81,852           81,852
----------------------------------------------------------------------------------------------------------------------
                                                                         -                  187,732          187,732
----------------------------------------------------------------------------------------------------------------------
                                                                         -                  672,539          672,539
----------------------------------------------------------------------------------------------------------------------

EXPENSES
   Selling and marketing                                                 -                  662,281          662,281
   Research and development                                              -                  273,105          273,105
   General and administrative                                            1,630              341,401          343,031
----------------------------------------------------------------------------------------------------------------------
                                                                         1,630            1,276,787        1,278,417
----------------------------------------------------------------------------------------------------------------------

LOSS FROM OPERATIONS                                                    (1,630)            (604,248)        (605,878)

OTHER EXPENSES
   Interest                                                              -                   21,060           21,060
----------------------------------------------------------------------------------------------------------------------
NET LOSS                                                         $      (1,630)     $      (625,308) $      (626,938)
----------------------------------------------------------------------------------------------------------------------


LOSS PER SHARE                                                   $       (0.00)     $        (0.07)  $        (0.08)
----------------------------------------------------------------------------------------------------------------------


WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING                                         1,400,000            9,050,000        7,643,000
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
SOFTQUAD SOFTWARE, LTD.
PRO FORMA STATEMENT OF OPERATIONS
TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 1999
(IN U.S. DOLLARS)
(UNAUDITED)
----------------------------------------------------------------------------------------------------------------------

                                                                       The
                                                                    American            SoftQuad
                                                                     Sports             Software
                                                                 Machine, Inc.            Inc.           Pro Forma
                                                                 -------------            ----           ---------

REVENUE
   Licenses                                                      $       -          $     3,291,335  $     3,291,335
   Services                                                              -                    -                -
----------------------------------------------------------------------------------------------------------------------
                                                                         -                3,291,335        3,291,335
----------------------------------------------------------------------------------------------------------------------

COST OF REVENUE
   Licenses                                                              -                  572,167          572,167
   Services                                                              -                   63,494           63,494
----------------------------------------------------------------------------------------------------------------------
                                                                         -                  635,661          635,661
----------------------------------------------------------------------------------------------------------------------
                                                                         -                2,655,674        2,655,674
----------------------------------------------------------------------------------------------------------------------

EXPENSES
   Selling and marketing                                                 -                2,052,983        2,052,983
   Research and development                                              -                1,069,449        1,069,449
   General and administrative                                           42,289            1,093,730        1,136,019
----------------------------------------------------------------------------------------------------------------------
                                                                        42,289            4,216,162        4,258,451
----------------------------------------------------------------------------------------------------------------------

LOSS FROM OPERATIONS                                                   (42,289)          (1,560,488)      (1,602,777)
----------------------------------------------------------------------------------------------------------------------

OTHER EXPENSES
   Interest                                                              -                   14,063           14,063
   Other expenses                                                        -                   54,226           54,226
----------------------------------------------------------------------------------------------------------------------
                                                                         -                   68,289           68,289
----------------------------------------------------------------------------------------------------------------------

NET LOSS                                                               (42,289)          (1,628,777)      (1,671,066)

VALUE OF SHARE CAPITAL ISSUED
   ON ACQUISITION OF WARRANTS                                            -               (1,387,647)      (1,387,647)
----------------------------------------------------------------------------------------------------------------------
NET LOSS ATTRIBUTABLE
   TO SHAREHOLDERS                                               $     (42,289)     $    (3,016,424) $    (3,058,713)
----------------------------------------------------------------------------------------------------------------------


LOSS PER SHARE                                                   $       (0.03)     $        (0.37)  $        (0.30)
----------------------------------------------------------------------------------------------------------------------


WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING                                         1,250,000            4,377,000        5,627,000
----------------------------------------------------------------------------------------------------------------------

